CR

CLIPPER REALTY

Investor Presentation

June 2020

Forward-Looking Statements

All statements other than statements of historical fact included in this presentation for Clipper Realty Inc. (the "Company") regarding the Company's financial position, business strategy and the plans, objectives, expectations, or assumptions of management for future operations, are forward-looking statements. When used in this presentation, words such as "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "project," "predict," "believe," "expect," "intend," "continue," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which are generally not historical in nature. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements.

These risks, contingencies and uncertainties include, but are not limited to, the following:
- the effect of the ongoing novel strain of coronavirus ("COVID-19") pandemic, and measures intended to curb its spread, including its effect on our tenants' ability or willingness to pay rents and on demand for housing in the New York metropolitan area;
- the severe economic, market and other disruptions worldwide caused, and likely to continue to be caused, by the COVID 19 pandemic;
- market and economic conditions affecting occupancy levels, rental rates, the overall market value of our properties, our access to capital and the cost of capital and our ability to refinance indebtedness;
- economic or regulatory developments in New York City;
- the single government tenant in our commercial buildings may suffer financial difficulty;
- changes in rent stabilization regulations or claims by tenants in rent-stabilized units that their rents exceed specified maximum amounts under current regulations;
- our ability to control operating costs to the degree anticipated;
- the risk of damage to our properties, including from severe weather, natural disasters, climate change and terrorist attacks;
- risks related to financing, cost overruns and fluctuations in occupancy rates and rents resulting from development or redevelopment activities and the risk that we may not be able to pursue or complete development or redevelopment activities or that such development or redevelopment activities may not be profitable;
- concessions or significant capital expenditures that may be required to attract and retain tenants;
- the relative illiquidity of real estate investments;
- competition affecting our ability to engage in investment and development opportunities or attract or retain tenants;
- unknown or contingent liabilities in properties acquired in formative and future transactions;
- the possible effects of departure of key personnel in our management team on our investment opportunities and relationships with lenders and prospective business partners;
- conflicts of interest faced by members of management relating to the acquisition of assets and the development of properties, which may not be resolved in our favor;
- a transfer of a controlling interest in any of our properties may obligate us to pay transfer tax based on the fair market value of the real property transferred; and
- other risks and risk factors or uncertainties identified from time to time in our filings with the Securities and Exchange Commission ("SEC").

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in the Company's filings with the SEC, including the "Risk Factors" section of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports filed from time to time with the SEC. Clipper Realty Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market across the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily opportunities

Attractive Current Portfolio – 66 Buildings, 3.2mm Leasable Square Feet

- **Multifamily – 98% leased**
- **Office – 100% leased to New York City**
- *Flatbush Gardens* – low-cost option in Brooklyn, delivering steady growth
- *Tribeca House* – below-market residential rents in downtown Manhattan
- *141 Livingston / 250 Livingston* – value-add, long-term office repositioning / potential residential conversion
- *Aspen* – transitioning uptown Manhattan neighborhood benefiting from Second Avenue subway
- *Clover House* – brought online mid-2019, exceptional demand in iconic Brooklyn Heights neighborhood
- *10 West 65th Street* – prime residential location near Central Park and Lincoln Center on Manhattan's Upper West Side

Property	Submarket	Leasable Square Feet	Percent Leased [1]	Annual Base Rental Revenue ($ mm) [2]
Multifamily				
Flatbush Gardens complex (59 bldgs)	Brooklyn	1,749,405	97.2%	$42.0
50 Murray Street	Manhattan	396,528	99.5%	27.3
53 Park Place	Manhattan	86,288	100.0%	6.2
Aspen	Manhattan	165,542	100.0%	5.8
10 West 65th Street	Manhattan	75,678	92.7%	3.4
250 Livingston Street	Brooklyn	26,819	97.2%	1.3
Clover House	Brooklyn	102,131	98.7%	6.5
Total Multifamily		2,602,391	97.7%	$92.5
Office				
141 Livingston Street	Brooklyn	206,084	100.0%	$8.2
250 Livingston Street	Brooklyn	294,144 [3]	100.0%	8.2
Total Office		500,228	100.0%	$16.4
Retail				
50 Murray Street (retail)	Manhattan	44,436	93.0%	$2.4
50 Murray Street (parking)	Manhattan	24,200	100.0%	1.2
53 Park Place (retail)	Manhattan	8,600	100.0%	0.4
141 Livingston Street (parking/other)	Brooklyn	14,853	100.0%	0.4
250 Livingston Street (retail)	Brooklyn	990	100.0%	0.1
250 Livingston Street (parking)	Brooklyn	-	-	0.2
Aspen (retail)	Manhattan	21,060	92.4%	0.8
Aspen (parking)	Manhattan	-	-	0.3
Total Retail		114,139	95.9%	$5.8
Total Operating Portfolio		3,216,758	98.0%	$114.7
Real Estate Under Development				
1010 Pacific Street	Brooklyn	118,994 [4]		

Annual Base Rental Revenue by Property Type


Multifamily
Office
Retail
81%
14%
5%

Annual Base Rental Revenue by Geography


Brooklyn
Manhattan
58%
42%

(1) As of March 31, 2020
(2) As of December 31, 2019
(3) Has been remeasured to 342,496 square feet according to REBNY standards
(4) Land purchased on November 8, 2019; square feet based on management's development estimate

COVID-19 and Liquidity Update

Recent Refinancing Significantly Enhances Liquidity

CR

COVID-19 Operations Update

- Safety of tenants and employees remains highest priority
- Have kept properties open and operating, providing regular services to tenants
- Compliant with state and local shelter-in-place orders
- Utilizing technology to limit in-person contact
  - Essential maintenance, resident services, leasing
- Business has remained durable
  - Portfolio is 98% leased
  - April 2020 rent collections equal to 94% of March 2020 collections (prior to impact of COVID-19)

Strong Liquidity Position, Enhanced by Flatbush Gardens Refinancing

- May 2020 Flatbush Gardens refinancing increases cash flow
  - New $329mm, twelve-year loan; repaid $246mm loan
  - Bears interest at 3.125% and is interest-only for first seven years
  - Expected to initially reduce annual debt service by $3.0mm [1]
  - Net proceeds of $78mm, before reserves, increased cash position
  - Independent appraisal commissioned by lender valued the property at $475mm
- Debt profile well-positioned for long term
  - Portfolio financed on asset-by-asset basis
  - Debt is non-recourse and is not cross-collateralized
  - No debt maturities on any operating properties until 2027

(1) Pro forma for principal amortization on the existing loan, which was scheduled to commence in September 2020

Well-Positioned Portfolio – Brooklyn and Manhattan

Centrally Managed, Diverse Portfolio



Aspen
MANHATTAN
10 West 65th Street
Union City
West New York
Weehawken
Hoboken
HELL'S KITCHEN
MIDTOWN
ASTORIA
LONG ISLAND CITY
GREENPOINT
WILLIAMSBURG
Tribeca House
Clover House
141 Livingston Street
250 Livingston Street
1010 Pacific Street (to come)
BROOKLYN
GOWANUS
PARK SLOPE
CROWN HEIGHTS
BROWNSVILLE
EAST NEW YORK
Flatbush Gardens
Headquarters
FLATBUSH - DITMAS PARK
EAST FLATBUSH
CANARSIE
FLATLANDS
SUNSET PARK
BOROUGH PARK
BAY RIDGE
Brooklyn College



Bronx
Manhattan
LaGuardia Airport
Queens
Brooklyn
John F. Kennedy International Airport

Strong New York City Real Estate Fundamentals

Unwavering Demand From Institutional and Foreign Investors to Own NYC Real Estate

- Gentrification shift driving people to urban areas
  - Largest and growing renter population in the U.S.
- Strong job creation in NYC metro area supporting positive outlook
- High demand for multifamily rental and office space with limited supply
- Lack of available land for development limits prospects of significant supply growth
- Replacement cost can be extremely high
- Brooklyn office market continues to perform as firms look outside Manhattan in search of more affordable spaces


High Demand
+
Limited Supply
+
Significant Barriers to Entry
Increasing Rents Over Time

Source: Industry research

Portfolio with Significant Upside Potential

CR

Property	% of Portfolio [1]	Potential Upside Drivers
Flatbush Gardens	37%	• Renovated, in-demand apartment complex in gentrifying neighborhood • Rents below market of $30+ PSF • FAR expansion – later stages of approval process to potentially increase original 500,000 sq. ft. FAR amount [2]
Tribeca House	33%	• Residential currently 11% below market ($71 PSF vs. ~$80 PSF market) • Retail at significant discount to market • Purchased at half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
Downtown Brooklyn Assets	16%	• **250 Livingston Street (9%)** - Lease renewal with New York City commences in August - Encompasses 342,496 remeasured square feet at initial blended $43.62 rent PSF (vs. current blended $27.71 PSF) - Expected to initially add approximately $5mm to property's annual NOI • **141 Livingston Street (7%)** - Currently leased to NYC at $40 PSF; rent increases to $50 PSF beginning 2021 [3]
Aspen	6%	• Well-located in transitioning neighborhood just north of Manhattan's Yorkville section • Proximity to Second Avenue Subway stop at 96th Street driving rents and tenant profile • Free-market rents ~10-15% below market ($45 PSF vs. $50+ PSF market)
Clover House	6%	• Renovated and brought online mid-2019; stabilized in three months • Highly desirable location in iconic Brooklyn Heights neighborhood, near public transportation and bridges • 158 free-market apartments with full amenities
10 West 65th Street	3%	• Prime residential location steps from Central Park, plus 53,000 sq. ft. of air rights • Recent milestones: - Brought online 11 free-market apartments following renovation - Completed repositioning and re-leasing of 40 apartments previously utilized as dormitory units

(1) Based on Annual Base Rental Revenue
(2) Subject to various regulations and approvals
(3) Annual rent will increase by 25%, or $2.1mm, to $50 PSF in 2021

Flatbush Gardens

Rising Rents, Improving Tenant Credit Profile, High Demand, Additional FAR

2,496 rent-stabilized apartments in 59 buildings on 21 acres in East Flatbush, Brooklyn

- Acquired October 2005
- Deeply distressed asset at purchase
  - Reduced 8,000+ NYC housing violations to several hundred
- A low-cost option for housing in New York City
- Transformation of Brooklyn has reached East Flatbush
- Currently 97.2% leased (1) – little inventory to accommodate current demand
- Tenant credit profile has improved
- Completed major capex projects
  - Terrace, additional security cameras and lighting, laundry rooms and mailboxes for each building, refurbished basements
- Potential increased FAR: later stages of approval process for ULURP application submitted to City regarding plan that could add substantially more FAR than original 500,000 sq. ft. available amount (2)
- Attractive new financing – $329mm, 12-year mortgage due 2032; 3.125% and interest-only for first seven years; initially reduces annual debt service by $3.0mm; adds $78mm to cash position (before reserves)







(1) As of March 31, 2020
(2) Subject to various regulations and approvals

Flatbush Gardens

Powerful Rental Trends Illustrate Real-Time Effect of Recent Asset Repositioning



Rent PSF (1)
88% Growth
$30.00
$25.00
$20.00
$15.00
$10.00
$13.25
$18.88
$19.69
$20.63
$21.24
$22.47
$23.77
$24.61
$24.95
At Acquisition
2013
2014
2015
2016
2017
2018
2019
3/31/2020

(1) Figures represent metric at end of respective period

Tribeca House – Multifamily / Retail

Trophy Rental Asset with Below-Market Rents

Two buildings - 506 apartments, plus retail tenants occupying approximately 77,000 sq. ft.

- Purchased December 2014 – off-market deal of an under-managed asset
- Increased residential rental rate from $61 PSF at acquisition to current $71 PSF (1) (vs. ~$80 PSF market)
- Current average retail rental rate of $52 PSF (1); significantly below market
- Re-branded as Tribeca House
  - Major capital projects complete, significant remaining upside from moving rents to market
- Purchased at less than half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
- Attractive financing – $360mm, 10-year loan due 2028 at 4.506%, interest-only for entire term


53 Park Place


50 Murray Street


53 Park Place
50 Murray Street
ONE

(1) As of March 31, 2020

Tribeca House – Residential Opportunity

Positive Rental Trends Driven by Targeted Investment

- 27% of apartments currently at or above market (up from 7% at 144A offering)
- Renovation program instrumental in achieving market rents
  - Improved common area experience supporting higher rents, consistent with neighborhood levels

Apartment Breakdown by PSF Rents [1]



% of Apartments
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
At 144A
Present
27.1%
7.6%
42.2%
29.2%
23.6%
36.1%
"Market" Rent
(~$80)
7.1%
27.1%
<$60
$60 - $70
$70 - $80
>$80

(1) 144A figures represent rental data as of March 31, 2015. Present figures represent rental data as of March 31, 2020

Downtown Brooklyn Office – 141 Livingston and 250 Livingston

Favorable Supply/Demand Dynamics and Strong Downtown Market Provide Significant Optionality

Two buildings - approximately 549,000 sq. ft. of office space and 27,000 sq. ft. of residential space

- One of the strongest transformative markets in the U.S.
  - Barclays Center reinvigorated Downtown Brooklyn and brought significant amount of people and awareness to the area
  - Tech triangle rooted itself in Downtown Brooklyn, creating high demand for office space
- 141 Livingston: 100% leased to New York City at $40 PSF; rent increases to $50 PSF beginning 2021 (1)
- 250 Livingston office: 100% leased to New York City; signed lease renewal with impactful NOI growth trajectory
  - Renewal has ten-year term commencing upon expiration of current leases in August 2020; the City holds one-time termination options at end of fifth and seventh years
  - Encompasses 342,496 remeasured square feet at initial $43.62 blended rent PSF (vs. current blended $27.71 PSF)
  - Expected to initially add approximately $5.0mm to property's annual NOI
- 250 Livingston residential: converted top four floors to 36 rental apartments ($51 PSF)
- Attractive 250 Livingston financing – $125mm, 10-year loan due 2029 at 3.63%, interest-only for entire term


141 Livingston Street


250 Livingston Street


VINEGAR HILL
Brooklyn Navy Yard Development...
Flushing Ave
Park Ave
BROOKLYN HEIGHTS
One MetroTech Center
Fort Greene Park
Dekalb Ave
Lafayette Ave
Atlantic Ave
BEDFORD-STUYV
Gates Ave
Barclays Center
Fulton St
CARROLL GARDENS
BROOKLYN
ED HOOK
Brooklyn Children's Museum
GOWANUS
Brooklyn Museum

(1) Annual rent will increase by 25%, or $2.1mm, to $50 PSF in 2021

Aspen

Well-Located, Modern Property in Transitioning East Side Manhattan Neighborhood

Block-front building – approximately 187,000 sq. ft., 232 apartments, ground-floor retail and indoor parking

- Purchased June 2016 for $103mm; opened 2004
- 1st Avenue between 100th and 101st Streets
- Steps from Second Avenue Subway stop at 96th Street
  - Subway line transformational for Upper East Side
  - Elevating neighborhood appeal
  - Driving apartment demand and rent growth
- Apartments currently 100% leased at average $38 PSF (1)
  - 45% of units subject to low- and middle-income restrictions
  - Remainder of building currently leased at $45 PSF
- Retail space occupied at average $47 PSF (1)
- Accretive financing – $70mm, 12-year mortgage due 2028 at 3.68%




Aspen
103 St
96 St
96 St
86 St
4-5-6
86 St
UPPER EAST SIDE
ATTAN
METROPOLITAN MUSEUM OF ART
77 St
72 St
68 St Hunter College
Lexington Av/63 St
Roosevelt Island
Lexington Av/59 St
ROOSEVELT ISLAND

(1) As of March 31, 2020

Clover House

Prime Location in a Historic Neighborhood

Residential building – approximately 102,000 sq. ft. and indoor parking garage

- Purchased May 2017 for $87.5mm, in vacant condition
- Located in iconic Brooklyn Heights neighborhood
  - Near Brooklyn Promenade, Brooklyn Bridge, numerous subway/bus stops and Brooklyn-Queens Expressway
  - Unobstructed rooftop views of Lower Manhattan
- Renovated and brought online at end of July 2019
  - 158 well-appointed studios, 1BRs and 2BRs
  - Rooftop terrace, fitness center, landscaped courtyard
  - 68 indoor parking spots
- Reached stabilization following three-month lease-up period; currently 98.7% leased at average $71 PSF [(1)]
- Attractive recent financing – $82mm, ten-year mortgage due 2029 at 3.53%, interest-only for entire term







(1) As of March 31, 2020

10 West 65th Street

Steps from Central Park

Residential building – approximately 76,000 sq. ft., plus 53,000 square feet of air rights

- Purchased October 2017 for $79mm
- 6-story residential complex with 82 apartments, plus approximately 53,000 sq. ft. of air rights
- Located near Central Park and Lincoln Center in Upper West Side submarket of Manhattan
- 2019 Milestones:
  - Brought online 11 free-market apartments following renovation
  - Completed repositioning and re-leasing of 40 apartments previously leased to Touro College as dormitory units
- Anticipated unit mix post-development: 80% free-market, 20% rent-stabilized
- Attractive financing – $34.4mm, 10-year mortgage due 2027 at 3.375% for first five years







1010 Pacific Street

Residential Redevelopment

Prospect Heights neighborhood of Brooklyn, close proximity to Barclays Center / Atlantic Terminal

- Land purchased November 2019 for $31mm
- Plan to redevelop as a nine-story, fully amenitized residential rental building
  - Approximately 119,000 rentable square feet, plus indoor parking
- Expected to have 175 total units – 70% free-market, 30% affordable
  - Eligible for a thirty-five year 421(a) tax abatement due to affordable component
- Filed plans for the building; completing associated regulatory processes
- Estimated two-year construction period


STUDIOSC

Proven Access to Accretive Growth Opportunities

Opportunistic, Off-Market Acquisitions, Capability to Close

- As a long-term owner and operator, the Company is highly regarded in the New York City real estate industry
- Reputation among broker community for moving expeditiously and being a reliable counterparty
- Deep relationships with lenders given extensive deal history and proven ability to perform
- Numerous prior off-market acquisitions
- Demonstrated capability to close, often in complicated situations
- Opportunistic approach – comfortable undertaking larger, longer-term projects with attractive return characteristics


Tribeca House - rooftop


Aspen


Flatbush Gardens

Fully Integrated, Internally Managed Platform

- 198 employees
- Internal capabilities include acquisitions, accounting, finance, leasing, property management and renovation / construction
- Efficient, cohesive operation
- Significant experience managing complex assets


David Bistricer
Co-Chairman of the Board &
Chief Executive Officer
Sam Levinson
Co-Chairman of the Board &
Head of Investment Committee
Michael Frenz
Chief Financial Officer
JJ Bistricer
Chief Operating Officer
Jacob Schwimmer
Chief Property Management Officer
Finance / Accounting
IT / Legal / Insurance
Property Acquisitions
Property Leasing
Design / Permitting / Renovation / Construction

Acquire, reposition and operate complex assets in transitional neighborhoods

Management

Expert in New York City Real Estate Investing and Operations

		Years of Real Estate Experience	Background
	**David Bistricer** Co-Chairman, Chief Executive Officer	41	• Real estate investment career focused on New York City • Successfully bought and sold the Sony Building • Co-Chairman, Coleman Cable, Inc. *(Nasdaq: CCIX)* from 1999–2011
	**Sam Levinson** Co-Chairman, Head of Investment Committee	20	• Founder and President, Trapeze Inc., a real estate investment company • Chief Investment Officer, Glick Family Investments • Non-Executive Director, Canary Wharf Group *(LON: CWGI)* / Songbird Estates plc *(LON: SBD)* from 2004 until its sale in 2015 • Non-Executive Director, Dynasty Financial Partners since 2011
	**Michael Frenz** Chief Financial Officer	12	• Head of Capital Markets, Clipper Realty from 2017–2019 • Senior Vice President – Real Estate, FBR & Co. from 2014-2017 • Prior investment banking roles at Goldman Sachs, Banc of America Securities and Merrill Lynch
	**JJ Bistricer** Chief Operating Officer	15	• Responsible for all leasing, acquisitions, design, permitting, construction and renovation at Clipper Realty • Led numerous successful, large-scale conversion, renovation and transformation projects, including Flatbush Gardens, Tribeca House, 141 Livingston, 250 Livingston and Clover House

Seasoned Board of Directors

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Real Estate Experience	Background
	**Howard Lorber**	30+	• Chairman, Douglas Elliman, largest residential broker in New York • President, CEO & Director, Vector Group Ltd. *(NYSE: VGR)* • Vice Chairman, Ladenburg Thalmann Financial Services *(NYSE: LTS)* • Chairman, Nathan's Famous *(Nasdaq: NATH)* • Former Chairman, Morgans Hotel Group Co. *(Nasdaq: MHGC)* • Director, United Capital Corp. • Trustee, Long Island University
	**Robert Ivanhoe**	30+	• Chairman, Global Real Estate Practice at Greenberg Traurig • Co-Chairman, REIT group at Greenberg Traurig • Extensive professional and community involvement, including The Real Estate Roundtable, Bloomberg BNA, Albert Einstein College of Medicine, and Urban Land Institute
	**Robert Verrone**	25+	• Principal owner, Iron Hound Management • Former Co-Head, Wachovia's Real Estate Group • Began career at Bear Stearns, spending several years in the Commercial Real Estate Group

Seasoned Board of Directors (cont'd)

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Experience	Background
	**Richard Burger**	**40+**	• Former CFO, Coleman Cable, Inc. • Former CEO and President, Burns Aerospace Corp.
	**Harmon Spolan**	**40+**	• Of counsel, Cozen O'Connor law firm; former Chairman, Financial Services Practice Group • Former President, Jefferson Bank • Director, American European Insurance Group

Current Capitalization

Net Debt and Enterprise Value ($ mm, except as noted)	
Net Debt	
Total Debt [1]	$1,091.7
Less: Cash [1]	(114.1)
Net Debt	**$977.6**
Enterprise Value	
Diluted Shares Outstanding (mm)	45.5
Price per Share [2]	$7.38
Equity Market Capitalization	**$335.5**
Plus: Total Debt	1,091.7
Less: Cash	(114.1)
Enterprise Value	**$1,313.2**
Dividend Yield (@ $0.095/share quarterly dividend) [2]	**5.1%**

(1) Debt and cash figures as of March 31, 2020, pro forma for Flatbush Gardens refinancing on May 8, 2020
(2) Based on closing price as of May 29, 2020

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market across the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily opportunities